Goldman Sachs Funds

CORE℠ TAX-MANAGED EQUITY FUND

Semiannual Report June 30, 2000

Form 1040
Label
(See instructions on page 18.)

Long-term

after-tax

growth of capital

Goldman Sachs

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Market Overview

Dear Shareholder,

It has been an eventful period in the financial markets thus far in 2000 — one marked by a dramatic increase in volatility, uncertainty and, ultimately, mixed performance results.

Market Review

The Russell 3000 Index fell 3.5% in the second quarter, during a very volatile period in the financial markets. For example, the gap between the daily high and low prices for the S&P 500 Index averaged 2.0% during the quarter, versus its long-term average of 1.2%. Even more dramatic was the high-low spread in NASDAQ, which averaged 4.3% for the quarter, and exceeded 1% every single day.

Market leadership also changed rapidly during the quarter, as investors struggled with an uncertain economic and financial environment. During April and May, the Russell 1000 Value Index outperformed the Russell 1000 Growth Index. However, market sentiment abruptly changed in June, and investors again favored larger-cap growth stocks by a near record margin. As a result, during the second quarter, the Russell 1000 Growth Index outperformed the Russell Value Index — marking its fourth consecutive quarter of outperformance. In contrast, smaller-capitalization growth stocks, as measured by the Russell 2000 Growth Index, underperformed smaller-cap value stocks -7.4% versus +2.0% during the quarter.

Outlook

We remain cautiously optimistic about the near term prospects for the U.S equity market. The combination of reasonable growth in the U.S., stronger demand growth outside of the U.S. (particularly in Asia), and a moderation in energy prices should be beneficial to equities.

In summary, we appreciate your confidence and look forward to serving your investment needs in the future.

Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management
David W. Blood Co-Head, Goldman Sachs Asset Management

July 17, 2000

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Fund Basics

as of June 30, 2000

PERFORMANCE REVIEW

April 3, 2000–	Fund Cumulative Total Return
June 30, 2000	(based on NAV)[1]	Russell 3000 Index[2]

Class A	–2.30%	–3.46%
Class B	–2.40	–3.46
Class C	–2.60	–3.46
Institutional	–2.30	–3.46
Service	–2.40	–3.46

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. Total return figures are not annualized.

[2]	The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS3

For the period ended 6/30/00	Class A	Class B	Class C	Institutional	Service

Since Inception	–7.66%	–7.28%	–3.57%	–2.30%	–2.40%
(4/3/00)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 6/30/004

Holding	% of Total Net Assets	Line of Business

General Electric Co.	4.5%	Conglomerates
Intel Corp.	3.3	Semiconductors
Cisco Systems, Inc.	2.9	Computer Hardware
Pfizer, Inc.	2.9	Drugs
Citigroup, Inc.	2.3	Banks
Exxon Mobile Corp.	2.2	Energy Resources
Microsoft Corp.	1.6	Computer Software
The Walt Disney Co.	1.4	Media
Johnson & Johnson	1.4	Medical Products
SBC Communications, Inc.	1.2	Telephone

4 The top 10 holdings may not be representative of the Fund’s future investments.

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GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs CORE Tax-Managed Equity Fund from its inception on April 3, 2000 through June 30, 2000.

Performance Review

From its inception through June 30, 2000, the Fund’s Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of –2.30%, –2.40%, –2.60%, –2.30%, and –2.40%, respectively. These figures compared to the –3.46% total cumulative return of the Fund’s benchmark, the Russell 3000 Index.

The CORESM strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. We seek to buy stocks that are attractively valued and favored by fundamental research analysts, have experienced good momentum and are more stable. The diversification of our models typically adds value, because when one theme doesn’t work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average. Portfolios are constructed taking into account stocks’ risk characteristics as well as their expected returns.

The Fund’s outperformance versus the benchmark was largely due to stock selection within sectors. Medical Products and Drugs was the largest absolute contributor to the Fund. In addition, our holdings within Technology outpaced the sector by a healthy margin. Within the four CORE themes: Value, Momentum, Stability, and Research, the tilt toward Value factors contributed positively to Fund returns early in the period, whereas Stability and Momentum produced the largest benefits to performance toward the end of the period.

Portfolio Positioning

The CORE Tax-Managed Equity Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market. The benchmark is the Russell 3000 Index, which covers the range from large cap to small cap. In managing the CORE products, we do not take size or sector bets. Rather, we seek to add value versus the Fund’s benchmark by individual stock selection. Our quantitative process seeks stocks with good momentum and high expected growth that also appear to be good values (relative to other stocks in the same industry). We prefer stocks favored by fundamental research analysts and less volatile stocks with lower-than-average probability of reporting disappointing earnings. Our portfolio construction process integrates tax considerations into investment decisions with the goal of seeking to maximize after-tax return.

2

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Portfolio Highlights

The Fund’s best performers were in the Electrical Equipment, Computer Software, Drug and Medical Product sectors. Some examples of particularly strong holdings included:

  Electrical Equipment — Corning (up 49.3%).
  Computer Software — BEA Systems (up 38.4%).
  Drug Companies — Ivax Corp. (up 56.6%) and Pfizer Inc. (up 25.3%).
  Medical Products — Johnson and Johnson (up 41.5%).

  Portfolio Outlook

  Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower-risk stocks should perform better than higher risk stocks, as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

  We thank you for your investment and look forward to your continued confidence.

  Goldman Sachs Quantitative Equity Investment Team

  New York
  July 17, 2000

3

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

To learn more about the Goldman Sachs Funds, call your investment professional today.

4

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Investments
June 30, 2000 (Unaudited)

Shares	Description	Value

Common Stocks – 86.7%

Airlines – 0.5%
2,200	AMR Corp. *	$ 58,163
2,400	Delta Air Lines, Inc.	121,350
1,500	UAL Corp.	87,281

		266,794

Apparel – 0.2%
200	Kenneth Cole Productions, Inc. *	8,000
700	Liz Claiborne, Inc.	24,675
800	Springs Industries, Inc.	25,750
500	The Timberland Co. *	35,406

		93,831

Banks – 5.1%
2,200	BancWest Corp.	36,163
5,900	Bank of America Corp.	253,700
17,500	Citigroup, Inc.	1,054,375
1,100	City National Corp.	38,225
2,000	First Security Corp.	27,125
7,000	FleetBoston Financial Corp.	238,000
2,100	J.P. Morgan & Co., Inc.	231,262
600	PNC Financial Services Group	28,125
5,600	Silicon Valley Bancshares *	238,700
5,850	The Chase Manhattan Corp.	269,466
1,600	UnionBanCal Corp.	29,700
2,900	Wells Fargo & Co.	112,375

		2,557,216

Chemicals – 1.9%
1,600	Air Products & Chemicals, Inc.	49,300
1,900	Albemarle Corp.	37,525
1,300	AMCOL International Corp.	21,450
1,000	Arch Chemicals, Inc.	21,875
400	ATMI, Inc. *	18,600
1,500	Brady Corp.	48,750
2,100	E.I. du Pont de Nemours & Co.	91,875
600	Eastman Chemical Co.	28,650
300	FMC Corp. *	17,400
1,300	Minnesota Mining & Manufacturing Co.	107,250
300	PPG Industries, Inc.	13,294
4,300	Praxair, Inc.	160,981
1,600	Rohm & Haas Co.	55,200
7,800	The Dow Chemical Co.	235,463
1,900	The Sherwin-Williams Co.	40,256

		947,869

Clothing – 0.3%
900	American Eagle Outfitters, Inc.	12,600
4,300	Intimate Brands, Inc.	84,925
1,900	The Limited, Inc.	41,088
1,100	The Neiman Marcus Group, Inc. *	33,206

		171,819

Shares	Description	Value

Common Stocks – (continued)

Computer Hardware – 6.7%
500	Advanced Digital Information Corp. *	$ 7,969
2,200	Apple Computer, Inc. *	115,225
100	Brocade Communications Systems, Inc. *	18,348
1,200	Cabletron Systems, Inc. *	30,300
21,400	Cisco Systems, Inc. *	1,360,237
2,100	Compaq Computer Corp.	53,681
3,600	Dell Computer Corp. *	177,525
4,400	EMC Corp. *	338,525
100	Extreme Networks, Inc. *	10,550
200	Gateway, Inc. *	11,350
4,200	Hewlett-Packard Co.	524,475
500	InFocus Corp. *	16,094
500	Kronos, Inc. *	13,000
2,000	Network Appliance, Inc. *	161,000
100	Proxim, Inc. *	9,897
300	RSA Security, Inc. *	20,775
800	Seagate Technology, Inc. *	44,000
4,600	Sun Microsystems, Inc. *	418,313

		3,331,264

Computer Software – 5.0%
100	Adobe Systems, Inc.	13,000
1,900	BEA Systems, Inc. *	93,931
200	Computer Associates International, Inc.	10,238
600	Documentum, Inc. *	53,625
255	i2 Technologies, Inc. *	26,588
3,700	International Business Machines, Inc.	405,381
400	Intuit, Inc. *	16,550
100	ISS Group, Inc. *	9,873
800	Macrovision Corp. *	51,138
200	Mercury Interactive Corp. *	19,350
100	Micromuse, Inc. *	16,548
9,300	Microsoft Corp. *	744,000
200	MicroStrategy, Inc. *	6,000
200	Networks Associates, Inc. *	4,075
6,700	Oracle Corp. *	563,219
400	Project Software & Development, Inc. *	7,200
400	Remedy Corp. *	22,300
400	Sabre Holdings Corp.	11,400
200	Sapient Corp. *	21,388
500	Siebel Systems, Inc. *	81,781
500	Symantec Corp. *	26,969
2,500	VERITAS Software Corp. *	282,539
400	Vignette Corp. *	20,806

		2,507,899

Conglomerates – 4.2%
39,900	General Electric Co.	2,114,700

Construction – 0.4%
5,800	LNR Property Corp.	113,100
750	MasTec, Inc. *	28,641
600	Quanta Services, Inc. *	33,000
1,300	USG Corp.	39,487

		214,228

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Investments (continued)
June 30, 2000 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Consumer Durables – 0.1%
1,200	Whirlpool Corp.	$ 55,950

Defense/Aerospace – 1.3%
1,500	General Dynamics Corp.	78,375
700	Honeywell International, Inc.	23,581
6,100	Northrop Grumman Corp.	404,125
1,500	Precision Castparts Corp.	67,875
2,300	The Boeing Co.	96,169

		670,125

Department Store – 1.4%
6,900	Federated Department Stores, Inc. *	232,875
700	Kohl’s Corp. *	38,938
2,200	Sears, Roebuck & Co.	71,775
800	Target Corp.	46,400
500	The May Department Stores Co.	12,000
5,300	Wal-Mart Stores, Inc.	305,412

		707,400

Drugs – 8.0%
400	Abgenix, Inc. *	47,944
200	Affymetrix, Inc. *	33,025
1,200	Allergan, Inc.	89,400
5,300	Alpharma, Inc.	329,925
2,200	American Home Products Corp.	129,250
1,800	Amgen, Inc. *	126,450
200	Andrx Corp. *	12,784
600	Biogen, Inc. *	38,700
2,700	Bristol-Myers Squibb Co.	157,275
1,700	Cardinal Health, Inc.	125,800
600	Celgene Corp. *	35,325
300	Cephalon, Inc. *	17,963
700	Chiron Corp. *	33,250
1,700	Eli Lilly & Co.	169,787
500	Forest Laboratories, Inc. *	50,500
2,000	Immunex Corp. *	98,875
5,300	IVAX Corp. *	219,950
1,300	Jones Pharma, Inc.	51,919
600	MedImmune, Inc. *	44,400
5,700	Merck & Co., Inc.	436,762
800	Millennium Pharmaceuticals, Inc. *	89,500
1,000	NBTY, Inc. *	6,375
5,500	Perrigo Co. *	34,719
28,200	Pfizer, Inc.	1,353,600
1,100	Pharmacia Corp.	56,856
800	Priority Healthcare Corp. Class B *	59,450
500	Protein Design Labs, Inc. *	82,477
1,200	Schering-Plough Corp.	60,600

		3,992,861

Electrical Equipment – 6.7%
943	ADC Telecommunications, Inc. *	79,094
900	Advanced Energy Industries, Inc. *	53,044
1,100	Advanced Fibre Communications, Inc. *	49,844
724	Agilent Technologies, Inc. *	53,395

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
2,400	Amphenol Corp. *	$ 158,850
4,800	AVX Corp.	110,100
500	Broadcom Corp. *	109,469
400	C-COR.net Corp. *	10,800
100	C-Cube Microsystems, Inc. *	1,963
300	CIENA Corp. *	50,006
700	Coherent, Inc. *	58,712
200	Comverse Technology, Inc. *	18,600
2,000	Corning, Inc.	539,750
1,500	Credence Systems Corp. *	82,781
400	Eaton Corp.	26,800
254	Harmonic, Inc. *	6,287
600	Harris Corp.	19,650
4,200	KEMET Corp. *	105,262
1,100	KLA-Tencor Corp. *	64,419
900	Level 3 Communications, Inc. *	79,200
800	LTX Corp. *	27,950
5,600	Lucent Technologies, Inc.	331,800
2,800	Molex, Inc.	134,750
4,200	Motorola, Inc.	122,062
4,011	Nortel Networks Corp.	273,751
300	PE Corp-PE Biosystems Group	19,763
100	Polycom, Inc. *	9,409
750	Power-One, Inc. *	85,453
4,000	QUALCOMM, Inc. *	240,000
600	SCI Systems, Inc. *	23,512
900	Scientific-Atlanta, Inc.	67,050
1,500	Tektronix, Inc.	111,000
700	Teradyne, Inc. *	51,450
450	Three-Five Systems, Inc. *	26,550
3,300	Vishay Intertechnology, Inc. *	125,194

		3,327,720

Electrical Utilities – 1.7%
2,600	Constellation Energy Group	84,662
5,100	Dynegy, Inc.	348,394
1,000	Florida Progress Corp.	46,875
1,100	Public Service Enterprise Group, Inc.	38,088
4,000	Reliant Energy, Inc.	118,250
5,000	Unicom Corp.	193,437

		829,706

Energy Resources – 3.5%
500	Amerada Hess Corp.	30,875
300	Apache Corp.	17,644
3,500	Chevron Corp.	296,843
1,200	Enron Corp.	77,400
12,800	Exxon Mobil Corp.	1,004,800
1,300	Kerr-McGee Corp.	76,619
500	Murphy Oil Corp.	29,719
1,500	Noble Affiliates, Inc.	55,875
1,600	Occidental Petroleum Corp.	33,700
2,300	Phillips Petroleum Co.	116,581
500	Vintage Petroleum, Inc.	11,281

		1,751,337

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Entertainment – 0.0%
300	The Seagram Co. Ltd.	$ 17,400

Environmental Services – 0.1%
1,800	Republic Services, Inc. *	28,800

Equity REIT – 0.6%
4,600	Equity Office Properties Trust	126,787
1,300	Equity Residential Properties Trust	59,800
1,100	Franchise Finance Corp. of America	25,300
1,100	Host Marriott Corp.	10,313
1,100	Mack-Cali Realty Corp.	28,256
800	Public Storage, Inc.	18,750
1,100	Vornado Realty Trust	38,225

		307,431

Financial Services – 0.9%
600	American Express Co.	31,275
1,600	Comdisco, Inc.	35,700
800	E.W. Blanch Holdings, Inc.	16,250
200	Express Scripts, Inc. *	12,425
1,000	Federal Home Loan Mortgage Corp.	40,500
2,300	Federal National Mortgage Assoc.	120,031
600	Marsh & McLennan Cos., Inc.	62,663
2,600	MBNA Corp.	70,525
2,850	Metris Cos., Inc. *	71,606

		460,975

Food & Beverage – 3.3%
2,700	Agribrands International, Inc. *	113,231
1,700	Coca-Cola Enterprises, Inc.	27,731
1,300	Corn Products International, Inc.	34,450
1,700	Fleming Cos., Inc.	22,206
300	H.J. Heinz Co.	13,125
4,800	IBP, Inc.	74,100
300	Keebler Foods Co.	11,138
1,200	McCormick & Co., Inc.	39,000
8,600	Nabisco Holdings Corp.	451,500
3,400	PepsiCo, Inc.	151,088
500	Suiza Foods Corp. *	24,438
1,600	SYSCO Corp.	67,400
3,000	The Coca-Cola Co.	172,312
9,600	The Pepsi Bottling Group, Inc.	280,200
3,300	Unilever NV	141,900

		1,623,819

Forest – 0.5%
1,800	Bemis Co., Inc.	60,525
1,500	Georgia-Pacific Group	39,375
900	International Paper Co.	26,831
1,300	Kimberly-Clark Corp.	74,587
1,700	Pactiv Corp. *	13,388
700	United Stationers, Inc. *	22,663
600	Weyerhaeuser Co.	25,800

		263,169

Shares	Description	Value

Common Stocks – (continued)

Gas Utilities – 0.2%
3,900	KeySpan Corp.	$ 119,925

Grocery – 0.2%
900	Albertson’s, Inc.	29,925
1,100	Safeway, Inc. *	49,637
500	The Great Atlantic & Pacific Tea Co., Inc.	8,313

		87,875

Heavy Electrical – 0.4%
700	American Power Conversion Corp. *	28,569
2,300	Anixter International, Inc. *	60,950
800	C&D Technologies, Inc.	45,200
300	Cable Design Technologies Corp. *	10,050
500	Emerson Electric Co.	30,187
400	International FiberCom, Inc. *	10,200
300	Rockwell International Corp.	9,450

		194,606

Home Products – 1.4%
1,800	Alberto-Culver Co. Class B	55,013
800	Avon Products, Inc.	35,600
1,900	Colgate-Palmolive Co.	113,762
700	Energizer Holdings, Inc. *	12,775
1,300	Lancaster Colony Corp.	24,944
1,300	Playtex Products, Inc. *	14,706
15,900	Ralston-Ralston Purina Group	317,006
900	The Estee Lauder Cos., Inc.	44,494
1,400	The Procter & Gamble Co.	80,150

		698,450

Industrial Parts – 0.5%
800	Brooks Automation, Inc. *	51,150
800	Caterpillar, Inc.	27,100
1,000	ITT Industries, Inc.	30,375
1,600	Lennox International, Inc.	21,200
800	Parker-Hannifin Corp.	27,400
900	The Toro Co.	29,644
1,100	United Technologies Corp.	64,762

		251,631

Industrial Services – 0.5%
500	Administaff, Inc.	31,750
1,000	Dollar Thrifty Automotive Group, Inc. *	18,438
2,300	Interim Services, Inc. *	40,825
1,800	Robert Half International, Inc. *	51,300
800	Ryder System, Inc.	15,150
1,800	XTRA Corp.	70,987

		228,450

Information Services – 1.2%
1,300	ADVO, Inc. *	54,600
100	Computer Sciences Corp. *	7,469
1,000	Diamond Technology Partners, Inc. *	88,000

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Investments (continued)
June 30, 2000 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Information Services – (continued)
1,400	Electronic Data Systems Corp.	$ 57,750
2,400	First Data Corp.	119,100
600	Fiserv, Inc. *	25,950
500	Healtheon/WebMD Corp. *	7,406
500	iGATE Capital Corp. *	6,875
700	Lamar Advertising Co. *	30,319
1,500	Modis Professional Services, Inc. *	13,313
300	Omnicom Group, Inc.	26,719
1,500	StarTek, Inc. *	75,562
2,200	TeleTech Holdings, Inc. *	68,337
200	TMP Worldwide, Inc. *	14,762

		596,162

Internet – 1.8%
1,000	3Com Corp. *	57,625
500	Amazon.com, Inc. *	18,156
7,200	America Online, Inc. *	379,800
200	At Home Corp. *	4,150
600	BroadVision, Inc. *	30,488
800	CMGI, Inc. *	36,650
200	DoubleClick, Inc. *	7,625
400	E*TRADE Group, Inc. *	6,600
200	eBay, Inc. *	10,863
1,200	Exodus Communications, Inc. *	55,275
500	InfoSpace, Inc. *	27,625
400	Inktomi Corp. *	47,300
300	Lycos, Inc. *	16,200
100	Macromedia, Inc. *	9,669
100	Priceline.com, Inc. *	3,798
200	PSINet, Inc. *	5,025
100	RealNetworks, Inc. *	5,056
100	S1 Corp. *	2,331
100	Verio, Inc. *	5,548
408	VeriSign, Inc. *	71,924
400	VerticalNet, Inc. *	14,775
800	Yahoo!, Inc. *	99,100

		915,583

Leisure – 0.3%
900	Bally Total Fitness Holding Corp. *	22,838
700	Eastman Kodak Co.	41,650
2,000	GTECH Holdings Corp. *	45,375
900	Station Casinos, Inc. *	22,500

		132,363

Life Insurance – 0.9%
700	American General Corp.	42,700
1,000	CIGNA Corp.	93,500
4,800	Conseco, Inc.	46,800
700	Lincoln National Corp.	25,287
3,000	Nationwide Financial Services, Inc.	98,625
1,200	StanCorp Financial Group, Inc.	38,550
3,100	The MONY Group, Inc.	104,819

		450,281

Shares	Description	Value

Common Stocks – (continued)

Media – 3.6%
2,000	AT&T Corp.-Liberty Media Group *	$ 48,500
2,800	Fox Entertainment Group, Inc. *	85,050
800	General Motors Corp. Class H *	70,200
6,000	Infinity Broadcasting Corp. *	218,625
17,100	The Walt Disney Co.	663,694
3,700	Time Warner, Inc.	281,200
3,507	Tribune Co.	139,876
4,400	TV Guide, Inc. *	150,700
1,800	Viacom, Inc. Class B *	122,737

		1,780,582

Medical Products – 2.5%
3,900	Abbott Laboratories	173,794
300	Arrow International, Inc.	10,050
200	Bausch & Lomb, Inc.	15,475
1,000	Baxter International, Inc.	70,312
1,000	Becton, Dickinson & Co.	28,687
200	Cytyc Corp. *	10,675
100	IDEC Pharmaceuticals Corp. *	11,731
6,200	Johnson & Johnson	631,625
4,500	Mallinckrodt, Inc.	195,469
1,500	Medtronic, Inc.	74,719

		1,222,537

Medical Providers – 0.2%
400	HCA-The Healthcare Corp.	12,150
500	PacifiCare Health Systems, Inc. *	30,094
500	Quest Diagnostics, Inc. *	35,781
1,200	Tenet Healthcare Corp.	32,400

		110,425

Mining – 0.3%
2,200	Alcan Aluminium Ltd.	68,200
2,500	Nucor Corp.	82,969

		151,169

Motor Vehicle – 1.3%
1,000	Delphi Automotive Systems Corp.	14,562
2,400	Ford Motor Co.	103,200
8,400	General Motors Corp.	487,725
200	Johnson Controls, Inc.	10,263
1,000	Navistar International Corp. *	31,062
200	PACCAR, Inc.	7,938
314	Visteon Corp. *	3,810

		658,560

Oil Refining – 0.5%
5,700	Conoco, Inc. Class B	140,006
500	Tosco Corp.	14,156
700	Ultramar Diamond Shamrock Corp.	17,369
2,600	USX-Marathon Group	65,163

		236,694

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Oil Services – 0.1%
900	BJ Services Co. *	$ 56,250

Property Insurance – 1.9%
300	AMBAC Financial Group, Inc.	16,444
2,400	American International Group, Inc.	282,000
1,000	American National Insurance Co.	51,000
1,000	Everest Re Group, Ltd. *	32,875
1,300	Fidelity National Financial, Inc.	23,806
3,900	Loews Corp.	234,000
1,300	MGIC Investment Corp.	59,150
2,200	Radian Group, Inc.	113,850
2,400	The Allstate Corp.	53,400
300	The Commerce Group, Inc.	8,850
1,400	The PMI Group, Inc.	66,500

		941,875

Publishing – 0.4%
1,500	John H. Harland Co.	22,407
2,000	Quebecor World	48,500
500	R.R. Donnelley & Sons Co.	11,281
600	Scholastic Corp. *	36,675
400	The McClatchy Co.	13,250
1,400	The New York Times Co.	55,300

		187,413

Railroads – 0.3%
1,900	Burlington Northern Santa Fe Corp.	43,581
1,400	Canadian National Railway Co.	40,863
400	Kansas City Southern Industries, Inc.	35,475
1,000	The St. Joe Co.	30,000

		149,919

Restaurants – 0.3%
1,600	Brinker International, Inc. *	46,800
700	Jack in the Box, Inc. *	17,237
800	McDonald’s Corp.	26,350
500	Starbucks Corp.	19,094
1,200	Tricon Global Restaurants, Inc. *	33,900

		143,381

Security/Asset Management – 1.2%
500	Affiliated Managers Group, Inc. *	22,750
1,400	Donaldson, Lufkin & Jenrette, Inc. - DLJdirect *	9,975
700	Lehman Brothers Holdings, Inc.	66,194
900	Merrill Lynch & Co., Inc.	103,500
2,900	Morgan Stanley Dean Witter & Co.	241,425
400	National Discount Brokers Group, Inc. *	12,750
200	Southwest Securities Group, Inc.	7,450
3,400	The Charles Schwab Corp.	114,325

		578,369

Shares	Description	Value

Common Stocks – (continued)

Semiconductors – 6.5%
2,200	Advanced Micro Devices, Inc. *	$ 169,950
100	Altera Corp. *	10,194
300	Amkor Technology, Inc. *	10,594
300	ANADIGICS, Inc. *	10,219
900	Analog Devices, Inc. *	68,400
2,200	Applied Materials, Inc. *	199,375
100	Applied Micro Circuits Corp. *	9,875
3,700	Arrow Electronics, Inc.	114,700
1,100	Atmel Corp.	40,562
100	Conexant Systems, Inc. *	4,863
300	Cree, Inc. *	40,050
11,400	Intel Corp.	1,524,037
900	International Rectifier Corp. *	50,400
1,600	JDS Uniphase Corp. *	191,800
200	Kopin Corp. *	13,850
1,200	Lam Research Corp. *	45,000
400	LSI Logic Corp. *	21,650
800	Micron Technology, Inc. *	70,450
700	National Semiconductor Corp. *	39,725
300	PMC-Sierra, Inc. *	53,306
100	QLogic Corp. *	6,606
100	RF Micro Devices, Inc. *	8,763
200	SDL, Inc. *	57,037
400	Semtech Corp. *	30,594
5,900	Texas Instruments, Inc.	405,256
100	TriQuint Semiconductor, Inc. *	9,569
200	Xilinx, Inc. *	16,512

		3,223,337

Specialty Retail – 1.3%
800	Barnes & Noble, Inc. *	17,800
200	Best Buy Co., Inc. *	12,650
1,300	Circuit City Stores-Circuit City Group	43,144
1,500	Lowe’s Cos., Inc.	61,594
1,800	Michaels Stores, Inc. *	82,462
4,800	The Home Depot, Inc.	239,700
1,100	Tiffany & Co.	74,250
1,700	Trans World Entertainment Corp. *	20,612
3,100	Zale Corp. *	113,150

		665,362

Telephone – 5.3%
400	Allegiance Telecom, Inc. *	25,600
12,975	AT&T Corp.	410,334
16,700	BCE, Inc.	397,669
4,900	Bell Atlantic Corp.	248,981
8,800	BellSouth Corp.	375,100
2,400	Citizens Communications Co. *	41,400
300	Covad Communications Group, Inc. *	4,838
1,100	GTE Corp.	68,475
1,728	NEXTLINK Communications, Inc. *	65,556
13,100	SBC Communications, Inc.	566,575
1,600	Sprint Corp.	81,600
7,700	WorldCom, Inc. *	353,237

		2,639,365

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Investments (continued)
June 30, 2000 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Thrifts – 0.3%
3,400	Golden West Financial Corp.	$ 138,763

Tobacco – 0.3%
5,300	Philip Morris Cos., Inc.	140,781

Truck Freight – 0.3%
2,200	United Parcel Service, Inc.	129,800

Wireless – 0.3%
500	American Tower Corp. *	20,844
200	Audiovox Corp. *	4,413
1,000	Nextel Communications, Inc. *	61,187
800	Telephone & Data Systems, Inc.	80,200

		166,644

TOTAL COMMON STOCKS
(Cost $43,628,146)
		$ 43,238,865

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 6.6%

Joint Repurchase Agreement Account II
$3,300,000	6.87%	07/03/2000	$ 3,300,000

TOTAL REPURCHASE AGREEMENT
(Cost $3,300,000)
			$ 3,300,000

TOTAL INVESTMENTS
(Cost $46,928,146)
			$46,538,865

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Assets and Liabilities
June 30, 2000 (Unaudited)

Assets:

Investment in securities, at value (identified cost $46,928,146)	$46,538,865
Cash	298,337
Receivables:
Investment securities sold	300,940
Dividends and interest	35,124
Fund shares sold	2,756,293
Variation margin	34,070
Reimbursement from adviser	90,025
Deferred organization expenses, net	935

Total assets	50,054,589

Liabilities:
Payables:
Fund shares repurchased	26,400
Amounts owed to affiliates	103,046
Accrued expenses and other liabilities	18,169

Total liabilities	147,615

Net Assets:
Paid-in capital	49,940,925
Accumulated undistributed net investment income	228,285
Accumulated net realized gain on investment transactions	151,795
Net unrealized loss on investments	(414,031)

NET ASSETS	$49,906,974

Net asset value, offering and redemption price per share: (a)
Class A	$9.77
Class B	$9.76
Class C	$9.74
Institutional	$9.77
Service	$9.76

Shares outstanding:
Class A	1,859,790
Class B	1,386,171
Class C	984,396
Institutional	882,232
Service	150

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	5,112,739

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $10.34. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Operations
For the Period Ended June 30, 2000 (Unaudited) (a)

Investment income:

Dividends (b)	$ 291,483
Interest	43,929

Total income	335,412

Expenses:
Management fees	56,692
Registration fees	48,981
Distribution and Service fees (c)	35,551
Custodian fees	30,311
Transfer Agent fees (d)	10,802
Printing fees	53,930
Professional fees	2,362
Trustee fees	815
Amortization of deferred organization expenses	452
Other	5,586

Total expenses	245,481

Less — expenses reimbursed and waived	(138,354)

Net expenses	107,128

NET INVESTMENT INCOME	228,285

Realized and unrealized gain (loss) on investment transactions:
Net realized gain from:
Investment transactions	130,987
Futures transactions	20,808
Net change in unrealized loss on:
Investments	(389,281)
Futures	(24,729)
Translation of assets and liabilities denominated in foreign currencies	(21)

Net realized and unrealized loss on investment transactions	(262,236)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (33,951)

(a)	Commencement of operations was April 3, 2000 for all classes.
(b)	Foreign withholding taxes on dividends were $1,013.
(c)	Class A, Class B and Class C had Distribution and Service fees of $5,434, $17,061 and $13,056, respectively.
(d)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $4,130, $3,242, $2,481, $949 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Changes in Net Assets
For the Period Ended June 30, 2000 (Unaudited) (a)

From operations:

Net investment income	$ 228,285
Net realized gain on investment transactions	151,795
Net change in unrealized loss on investments	(414,031)

Net decrease in net assets resulting from operations	(33,951)

From share transactions:
Proceeds from sales of shares	52,439,082
Cost of shares repurchased	(2,498,157)

Net increase in net assets resulting from share transactions	49,940,925

TOTAL INCREASE	49,906,974

Net assets:
Beginning of period

End of period	$49,906,974

Accumulated undistributed net investment income	$ 228,285

(a)	Commencement of operations was April 3, 2000.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Notes to Financial Statements
June 30, 2000 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs CORE Tax-Managed Equity Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available, are valued at fair value using methods approved by the Trust’s Board of Trustees.

B.  Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of investments are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued.

C.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees. Shareholders of Service shares bear all expenses and fees paid to service organizations.

E.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

        At June 30, 2000 the aggregate cost of portfolio securities for federal income tax purposes is $46,928,146. Accordingly, the gross unrealized gain on investments was $2,678,506 and the gross unrealized loss was $3,067,787 resulting in a net unrealized loss of $389,281.

3. AGREEMENTS

Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“ Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”). Under the Agreement, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .75% of the average daily net assets of the Fund.

        Goldman Sachs has voluntarily agreed to limit “Other Expenses” for the Fund (excluding management fees, Service share fees, distribution and service fees, transfer agent fees, litigation and indemnification costs, taxes, interest, brokerage commissions, and extraordinary expenses) to the extent such expenses exceed .05% of the average daily net assets of the Fund. For the period ended June 30, 2000, the adviser reimbursed approximately $137,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the period ended June 30, 2000, the custody fees were reduced by approximately $1,000 under such arrangements.

        Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $71,000 for the period ended June 30, 2000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service plans. Under the Distribution and Service plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.

At June 30, 2000, the Fund owed approximately $57,000, $35,000 and $11,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the period ended June 30, 2000, were $44,704,521 and $1,207,362, respectively.
For the period ended June 30, 2000, Goldman Sachs earned no brokerage commissions from portfolio transactions.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statements of Operations.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2000 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

        The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

For the period ended June 30, 2000, CORE Tax-Managed Equity incurred commission expenses of approximately $700, in connection with futures contracts entered into with Goldman Sachs.
At June 30, 2000, the following futures contracts were as follows:

Type	Numbers of Contracts Long	Settlement Month	Market Value	Unrealized loss

S&P 500 Index	14	Sep-00	$4,844,725	($24,729)

5. REPURCHASE AGREEMENTS

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping by a custodian.

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At June 30, 2000, the Fund had an undivided interest in the repurchase agreement in the following joint account which equaled $3,300,000 in principal amount. At June 30, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$995,900,000	6.85%	07/03/2000	$ 995,900,000	$ 996,468,493

Banc of America Securities LLC	800,000,000	6.88	07/03/2000	800,000,000	800,458,667

Bear Stearns Companies, Inc.	500,000,000	6.85	07/03/2000	500,000,000	500,285,417

Donaldson, Lufkin & Jenrette, Inc.	500,000,000	6.90	07/03/2000	500,000,000	500,287,500

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$2,795,900,000	$2,797,500,077

7. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended June 30, 2000, the Fund did not have any borrowings under these facilities.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

8. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended June 30, 2000 (a)

	Shares	Dollars

Class A Shares
Shares sold	1,871,904	$18,171,194
Shares repurchased	(12,114)	(116,920)

	1,859,790	18,054,274

Class B Shares
Shares sold	1,421,369	13,810,460
Shares repurchased	(35,198)	(352,558)

	1,386,171	13,457,902

Class C Shares
Shares sold	986,391	9,598,930
Shares repurchased	(1,995)	(19,295)

	984,396	9,579,635

Institutional Shares
Shares sold	1,088,129	10,856,998
Shares repurchased	(205,897)	(2,009,384)

	882,232	8,847,614

Service Shares
Shares sold	150	1,500
Shares repurchased	—	—

	150	1,500

NET INCREASE	5,112,739	$49,940,925

(a)	Commencement of operations was April 3, 2000 for all classes.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from investment operations(a)

	Net asset value, beginning of period	Net investment income(e)	Net realized and unrealized loss(e)	Net decrease in net asset value	Net asset value, end of period

FOR THE PERIOD ENDED JUNE 30, (Unaudited)

2000 - Class A Shares (commenced April 3)	$10.00	$0.07	$(0.30)	$(0.23)	$9.77
2000 - Class B Shares (commenced April 3)	10.00	0.06	(0.30)	(0.24)	9.76
2000 - Class C Shares (commenced April 3)	10.00	0.06	(0.32)	(0.26)	9.74
2000 - Institutional Shares (commenced April 3)	10.00	0.09	(0.32)	(0.23)	9.77
2000 - Service Shares (commenced April 3)	10.00	0.08	(0.32)	(0.24)	9.76

(a)	Includes the balancing effect of calculating per share amounts.

(b)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(c)	Annualized.

(d)	Not annualized.

(e)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

				Ratios assuming no expense limitations

Total return(b)(d)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Ratio of expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

(2.30)%	$ 18,167	1.24%	2.96%	3.06%	1.14%	3.59%
(2.40)	13,528	1.99	2.61	3.81	0.79	3.59
(2.60)	9,592	1.99	2.46	3.81	0.64	3.59
(2.30)	8,619	0.84	3.68	2.66	1.86	3.59
(2.40)	1	1.34	3.41	3.16	1.59	3.59

GOLDMAN SACHS FUND PROFILE

Goldman Sachs CORE

Tax-Managed Equity Fund

An Investment Idea for the Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

Goldman Sachs CORE Tax-Managed Equity Fund offers investors access to benefits associated with equity investing. The Fund seeks long-term, after-tax growth of capital.

Target Your Needs

The Goldman Sachs CORE Tax-Managed Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives or market conditions change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

For More Information

To learn more about the Goldman Sachs CORE Tax-Managed Equity Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Douglas C. Grip, President
David B. Ford	Jesse H. Cole, Vice President
Douglas C. Grip	James A. Fitzpatrick, Vice President
John P. McNulty	Nancy L. Mucker, Vice President
Mary P. McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Peter Fortner, Assistant Treasurer
William H. Springer	Philip V. Giuca, Jr., Assistant Treasurer
Richard P. Strubel	Michael J. Richman, Secretary
Howard B. Surloff, Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Of course, no assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the fund to shareholders. Because the Fund’ s tax-managed strategies may overlap them to some extent, the Fund is not a suitable investment for IRAs or other tax-exempt or tax-deferred accounts. Potential investors are strongly encouraged to consult with their tax advisors to determine whether a tax-managed product is suitable for their investment portfolio.

CORESM is a service mark of Goldman, Sachs & Co.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: August 29, 2000	00-1170 / CORETXSAR / 12K / 8-00